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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ______________


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): June 28, 2002



                             Catalina Lighting, Inc.
             (Exact name of registrant as specified in its charter)



          Florida                     1-9917                 59-1548266
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)          Identification No.)



                18191 N.W. 68th Avenue
                    Miami, Florida                           33015
       (Address of principal executive offices)            (Zip code)



Registrant's telephone number, including area code: (305) 558-4777


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Item 5. Other Events.

     On July 1, 2002, Catalina Lighting, Inc., a Florida corporation (the "Company"), issued a press release announcing the decision of the U.S. Court of Appeals for the Federal District regarding the Company's appeal of a patent infringement judgment. In a decision published on June 28, 2002, the Court of Appeals affirmed the finding of liability against the Company but reduced the lower court's award of damages from approximately $1.6 million to approximately $0.9 million. A copy of the Company's press release is filed herewith as Exhibit
99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

      Exhibit No.       Description

         99.1           Press Release of the registrant, dated July 1, 2002.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CATALINA LIGHTING, INC.



Date: July 8, 2002                              By:   /s/ Eric Bescoby
                                                   -----------------------------
                                                      Eric Bescoby
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX


        Exhibit No.     Description

           99.1         Press Release of the registrant, dated July 1, 2002.